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                                   EXHIBIT 4
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          A copy of the Registration Statement filed with the Securities and
          Exchange Commission on December 21, 1994 (and amended on January 26,
          1995), as well as the Prospectus contained therein (a final copy of which was filed with the Securities and Exchange Commission on February 6, 1995), are incorporated herein by reference.



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